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                                                                    EXHIBIT 99.1

                                 August 13, 2002

Via EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC

         Re: Acacia Research Corporation - Quarterly Report on Form 10-Q For the Quarterly Period ending June 30, 2002

Ladies and Gentlemen:

         Transmitted herewith are written statements pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

                                           Very truly yours,
                                           Acacia Research Corporation


                                           By: /s/ Robert A. Berman
                                           ---------------------------
                                           Robert A. Berman
                                           Senior Vice President, General
                                           Counsel and Secretary